UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2020

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment and Restatement of ITC Holdings Corp. Revolving Credit Agreement

On January 10, 2020, ITC Holdings Corp. (“ITC Holdings”) entered into an amendment to its Revolving Credit Agreement dated as of October 23, 2017 (as amended prior to the date of this Report, the “ITC Holdings Revolving Credit Agreement”) pursuant to an Amendment and Restatement Agreement (the “ITC Holdings Amendment and Restatement Agreement”) dated as of January 10, 2020 with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent. Pursuant to the ITC Holdings Amendment and Restatement Agreement, the ITC Holdings Revolving Credit Agreement was amended and restated in the form attached as Exhibit A thereto (the “Amended and Restated ITC Holdings Revolving Credit Agreement”).

Under the ITC Holdings Amendment and Restatement Agreement, JPMorgan Chase Bank, N.A., as the existing administrative agent under the ITC Holdings Revolving Credit Agreement resigned its role as administrative agent and Wells Fargo Bank, National Association was appointed as successor administrative agent for the Lenders. After giving effect to the ITC Holdings Amendment and Restatement Agreement, the maturity date of the Amended and Restated ITC Holdings Revolving Credit Agreement is extended by one year from October 21, 2022 to October 20, 2023. In addition, Wells Fargo Bank, National Association, will provide a swingline facility with a sublimit equal to $40 million, being 10% of the total revolving commitments under the Amended and Restated ITC Holdings Revolving Credit Agreement.

The foregoing description of the Amended and Restated ITC Holdings Revolving Credit Agreement does not purport to be complete or describe all amendments made pursuant to the ITC Holdings Amendment and Restatement Agreement and is qualified in its entirety by reference to the full text of the ITC Holdings Amendment and Restatement Agreement and the Amended and Restated ITC Holdings Revolving Credit Agreement. A copy of the ITC Holdings Amendment and Restatement Agreement and the Amended and Restated ITC Holdings Revolving Credit Agreement is attached hereto as Exhibit 10.194 and incorporated herein by reference as though fully set forth herein.

Amendment and Restatement of International Transmission Company Revolving Credit Agreement

On January 10, 2020 International Transmission Company (“ITCTransmission”) entered into an amendment to its Revolving Credit Agreement dated as of October 23, 2017 (as amended prior to the date of this Report, the “ITCTransmission Revolving Credit Agreement”) pursuant to an Amendment and Restatement Agreement (the “ITCTransmission Amendment and Restatement Agreement”) dated as of January 10, 2020 with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent. Pursuant to the ITCTransmission Amendment and Restatement Agreement, the ITCTransmission Revolving Credit Agreement was amended and restated in the form attached as Exhibit A thereto (the “Amended and Restated ITCTransmission Revolving Credit Agreement”).

Under the ITCTransmission as the existing administrative agent under the ITCTransmission Revolving Credit Agreement resigned its role as administrative agent and Wells Fargo Bank, National Association was appointed as successor administrative agent for the Lenders. After giving effect to the ITCTransmission Amendment and Restatement Agreement, the maturity date of the Amended and Restated ITCTransmission Revolving Credit Agreement is extended by one year from October 21, 2022 to October 20, 2023. In addition, Wells Fargo Bank, National Association, will provide a swingline facility with a sublimit equal to $10 million, being 10% of the total revolving commitments under the Amended and Restated ITCTransmission Revolving Credit Agreement.

The foregoing description of the Amended and Restated ITCTransmission Revolving Credit Agreement does not purport to be complete or describe all amendments made pursuant to the ITCTransmission Amendment and Restatement Agreement and is qualified in its entirety by reference to the full text of the ITCTransmission Amendment and Restatement Agreement and the Amended and Restated ITCTransmission Revolving Credit Agreement. A copy of the ITCTransmission Amendment and Restatement Agreement and the Amended and Restated ITCTransmission Revolving Credit Agreement is attached hereto as Exhibit 10.195 and incorporated herein by reference as though fully set forth herein.

Amendment and Restatement of Michigan Electric Transmission Company, LLC Revolving Credit Agreement

On January 10, 2020, Michigan Electric Transmission Company, LLC (“METC”) entered into an amendment to its Revolving Credit Agreement dated as of October 23, 2017 (as amended prior to the date of this Report, the “METC Revolving Credit Agreement”) pursuant to an Amendment and Restatement Agreement (the “METC Amendment and Restatement Agreement”) dated as of January 10, 2020 with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent. Pursuant to the METC Amendment and Restatement Agreement, the METC Revolving Credit Agreement was amended and restated in the form attached as Exhibit A thereto (the “Amended and Restated METC Revolving Credit Agreement”).

Under the METC Amendment and Restatement Agreement, JPMorgan Chase Bank, N.A., as the existing administrative agent under the METC Revolving Credit Agreement resigned its role as administrative agent and Wells Fargo Bank, National Association was appointed as successor administrative agent for the Lenders. After giving effect to the METC Amendment and Restatement Agreement, the maturity date of the Amended and Restated METC Revolving Credit Agreement is extended by one year from October 21, 2022 to October 20, 2023. In addition, Wells Fargo Bank, National Association, will provide a swingline facility with a sublimit equal to $10 million, being 10% of the total revolving commitments under the Amended and Restated METC Revolving Credit Agreement.

The foregoing description of the Amended and Restated METC Revolving Credit Agreement does not purport to be complete or describe all amendments made pursuant to the METC Amendment and Restatement Agreement and is qualified in its entirety by reference to the full text of the METC Amendment and Restatement Agreement and the Amended and Restated METC Revolving Credit Agreement. A copy of the METC Amendment and Restatement Agreement and the Amended and Restated METC Revolving Credit Agreement is attached hereto as Exhibit 10.196 and incorporated herein by reference as though fully set forth herein.

Amendment and Restatement of ITC Midwest LLC Revolving Credit Agreement

On January 10, 2020, ITC Midwest LLC (“ITC Midwest”) entered into an amendment to its Revolving Credit Agreement dated as of October 23, 2017 (as amended prior to the date of this Report, the “ITC Midwest Revolving Credit Agreement”) pursuant to an Amendment and Restatement Agreement (the “ITC Midwest Amendment and Restatement Agreement”) dated as of January 10, 2020 with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent. Pursuant to the ITC Midwest Amendment and Restatement Agreement, the ITC Midwest Revolving Credit Agreement was amended and restated in the form attached as Exhibit A thereto (the “Amended and Restated ITC Midwest Revolving Credit Agreement”).

Under the ITC Midwest Amendment and Restatement Agreement, JPMorgan Chase Bank, N.A., as the existing administrative agent under the ITC Midwest Revolving Credit Agreement resigned its role as administrative agent and Wells Fargo Bank, National Association was appointed as successor administrative agent for the Lenders. After giving effect to the ITC Midwest Amendment and Restatement Agreement, the maturity date of the Amended and Restated ITC Midwest Revolving Credit Agreement is extended by one year from October 21, 2022 to October 20, 2023. In addition, Wells Fargo Bank, National Association, will provide a swingline facility with a sublimit equal to $22.5 million, being 10% of the total revolving commitments under the Amended and Restated ITC Midwest Revolving Credit Agreement.

The foregoing description of the Amended and Restated ITC Midwest Revolving Credit Agreement does not purport to be complete or describe all amendments made pursuant to the ITC Midwest Amendment and Restatement Agreement and is qualified in its entirety by reference to the full text of the ITC Midwest Amendment and Restatement Agreement and the Amended and Restated ITC Midwest Revolving Credit Agreement. A copy of the ITC Midwest Amendment and Restatement Agreement and the Amended and Restated ITC Midwest Revolving Credit Agreement is attached hereto as Exhibit 10.197 and incorporated herein by reference as though fully set forth herein.

Amendment and Restatement of ITC Great Plains, LLC Revolving Credit Agreement

On January 10, 2020, ITC Great Plains, LLC (“ITC Great Plains”) entered into an amendment to its Revolving Credit Agreement dated as of October 23, 2017 (as amended prior to the date of this Report, the “ITC Great Plains Revolving Credit Agreement”) pursuant to an Amendment and Restatement Agreement (the “ITC Great Plains Amendment and Restatement Agreement”) dated as of January 10, 2020 with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent. Pursuant to the ITC Great Plains Amendment and Restatement Agreement, the ITC Great Plains Revolving Credit Agreement was amended and restated in the form attached as Exhibit A thereto (the “Amended and Restated ITC Great Plains Revolving Credit Agreement”).

Under the ITC Great Plains Amendment and Restatement Agreement, JPMorgan Chase Bank, N.A., as the existing administrative agent under the ITC Great Plains Revolving Credit Agreement resigned its role as administrative agent and Wells Fargo Bank, National Association was appointed as successor administrative agent for the Lenders. After giving effect to the ITC Great Plains Amendment and Restatement Agreement, the maturity date of the Amended and Restated ITC Great Plains Revolving Credit Agreement is extended by one year from October 21, 2022 to October 20, 2023. In addition, Wells Fargo Bank, National Association, will provide a swingline facility with a sublimit equal to $7.5 million, being 10% of the total revolving commitments under the Amended and Restated ITC Great Plains Revolving Credit Agreement.

The foregoing description of the Amended and Restated ITC Great Plains Revolving Credit Agreement does not purport to be complete or describe all amendments made pursuant to the ITC Great Plains Amendment and Restatement Agreement and is qualified in its entirety by reference to the full text of the ITC Great Plains Amendment and Restatement Agreement and the Amended and Restated ITC Great Plains Revolving Credit Agreement. A copy of the ITC Great Plains Amendment and Restatement Agreement and the Amended and Restated ITC Great Plains Revolving Credit Agreement is attached hereto as Exhibit 10.198 and incorporated herein by reference as though fully set forth herein.

In the ordinary course of their respective businesses, certain of the Lenders under the Amended and Restated ITC Holdings Revolving Credit Agreement, the Amended and Restated ITCTransmission Revolving Credit Agreement, the Amended and Restated METC Revolving Credit Agreement, the Amended and Restated ITC Midwest Revolving Credit Agreement and the Amended and Restated ITC Great Plains Revolving Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with ITC Holdings and its affiliates for which they have in the past received, and may in the future receive, customary fees.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.194	ITC Holdings Amendment and Restatement Agreement dated as of January 10, 2020 (the “ITC Holdings Amendment and Restatement Agreement”), among ITC Holdings Corp., the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent, amending and restating as of January 10, 2020 in the form attached as Exhibit A thereto the Revolving Credit Agreement, dated as of October 23, 2017, among ITC Holdings Corp., the banks, financial institutions and other institutional party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

10.195	ITCTransmission Amendment and Restatement Agreement dated as of January 10, 2020 (the “ITCTransmission Amendment and Restatement Agreement”), among International Transmission Company, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent, amending and restating as of January 10, 2020 in the form attached as Exhibit A thereto the Revolving Credit Agreement, dated as of October 23, 2017, among International Transmission Company, the banks, financial institutions and other institutional party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

10.196	METC Amendment and Restatement Agreement dated as of January 10, 2020 (the “METC Amendment and Restatement Agreement”), among Michigan Electric Transmission Company, LLC, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent, amending and restating as of January 10, 2020 in the form attached as Exhibit A thereto the Revolving Credit Agreement, dated as of October 23, 2017, among Michigan Electric Transmission Company, LLC, the banks, financial institutions and other institutional party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

10.197	ITC Midwest Amendment and Restatement Agreement dated as of January 10, 2020 (the “ITC Midwest Amendment and Restatement Agreement”), among ITC Midwest LLC, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent, amending and restating as of January 10, 2020 in the form attached as Exhibit A thereto the Revolving Credit Agreement, dated as of October 23, 2017, among ITC Midwest LLC, the banks, financial institutions and other institutional party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

10.198	ITC Great Plains Amendment and Restatement Agreement dated as of January 10, 2020 (the “ITC Great Plains Amendment and Restatement Agreement”), among ITC Great Plains, LLC, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), Wells Fargo Bank, National Association, in its capacity as successor administrative agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., in its capacity as resigning administrative agent, amending and restating as of January 10, 2020 in the form attached as Exhibit A thereto the Revolving Credit Agreement, dated as of October 23, 2017, among ITC Great Plains, LLC, the banks, financial institutions and other institutional party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

104	Cover page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 10, 2020

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Its:	Senior Vice President and General Counsel